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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2003


                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     001-13781                 22-2889587
(State or other jurisdiction of       (Commission             (I.R.S. Employer
        incorporation)                File Number)           Identification No.)


      5555 San Felipe Road, Suite 1200
                Houston, Texas                                  77056
   (Address of principal executive offices)                  (Zip Code)


                                 (713) 877-8006
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

         KCS Energy, Inc. ("KCS") entered into an Underwriting Agreement dated November 20, 2003 among KCS, Jefferies & Company, Inc., Sanders Morris Harris Inc. and Nesbitt Burns Corp. (the "Underwriting Agreement"), with respect to the issue and sale by KCS of 6,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), in an underwritten public offering (the "Offering"). KCS has granted the underwriters an option to purchase up to 900,000 additional shares of Common Stock to cover any over-allotments. The Offering of the Common Stock is made under KCS' shelf registration statement on Form S-3 (Registration No. 333-108824) (the "Registration Statement"), as supplemented by the Prospectus Supplement dated November 20, 2003 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

         The Underwriting Agreement relating to the Offering is filed as Exhibit
1.1 hereto. The opinion of Andrews Kurth LLP regarding the validity of the securities issued pursuant to the Offering is filed as Exhibit 5.1 hereto. The opinion of Andrews Kurth LLP is being filed as an exhibit to this Current Report on Form 8-K in lieu of filing it as an exhibit to the Registration Statement by means of a post-effective amendment. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement. Accordingly, such exhibit is also incorporated by reference into the Registration Statement as an exhibit thereto. The consents of Andrews Kurth LLP and Netherland, Sewell & Associates, Inc. are filed as Exhibits 23.1 and 23.2 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    EXHIBITS.

               Exhibit 1.1 Underwriting Agreement dated November 20, 2003 among KCS Energy, Inc., Jefferies & Company, Inc., Sanders Morris Harris Inc. and Harris Nesbitt Corp.

               Exhibit 5.1 Opinion of Andrews Kurth LLP regarding the validity of the securities issued.

               Exhibit 23.1 Consent of Andrews Kurth LLP (included in Exhibit 5.1).

               Exhibit 23.2    Consent of Netherland, Sewell & Associates, Inc.

               Exhibit 99.1 KCS Energy, Inc. Press Release dated November 21, 2003 announcing the pricing of the public offering of common stock.

ITEM 9. REGULATION FD DISCLOSURE.

         KCS today announced the pricing of the Offering. The press release announcing the pricing of the Offering is filed as Exhibit 99.1 hereto.

         In accordance with General Instruction B.2. of Form 8-K, the foregoing information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 KCS Energy, Inc.


Date: November 21, 2003                          /s/ Frederick Dwyer
                                                 -------------------------------
                                                 Frederick Dwyer
                                                 Vice President, Controller
                                                 and Secretary


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                                  EXHIBIT INDEX

 EXHIBIT       DESCRIPTION
 -------       -----------
     1.1       Underwriting Agreement dated November 20, 2003 among KCS Energy,
               Inc., Jefferies & Company, Inc., Sanders Morris Harris Inc. and
               Harris Nesbitt Corp.

     5.1 Opinion of Andrews Kurth LLP regarding the validity of the securities issued.

     23.1      Consent of Andrews Kurth LLP (included in Exhibit 5.1).

     23.2      Consent of Netherland, Sewell & Associates, Inc.

     99.1 KCS Energy, Inc. Press Release dated November 21, 2003 announcing the pricing of the public offering of common stock.